Note 13 - Government Grants and Subsidy	6 Months Ended
Jun. 30, 2021
Statement Line Items [Line Items]
Disclosure of government grants [text block]
13.	GOVERNMENT GRANTS AND SUBSIDY

Government Grants

Included as a reduction of selling, general and administrative expenses are government grants of $113,721 (2020 - $223,326), relating to the Company's publishing and software projects. At the end of the period, $110,000 (2020 - $ Nil) is included in accounts and grants receivable.

One government grant for the print-based ELL segment is repayable in the event that the segment’s annual net income for each of the previous two years exceeds 15% of revenue. During the year, the conditions for the repayment of grants did not arise and no liability was recorded.

Canada Emergency Wage Subsidy

The Canada Emergency Wage Subsidiy (“CEWS”) was announced on March 27, 2020. Effective April 11, 2020, the CEWS came into force providng a wage subsidy to eligible Canadian employers to enable them to continue to pay their Canadian employees through their own payroll. Due to the negative impact of COVID-19, the Company applied CEWS and recorded $6,145 as receivable during the period to reduce General and Administrative Expense.

Technation Canada – Career Ready Program

Career Ready Program is part of the Government of Canada’s Student Work Placement Program. It supports businesses by financing their decision to hire a student for a work-term placement. This in turn creates a rewarding opportunity for the student to apply their learning in real-world setting and puts them on a path to a bright career. During the period, the Company receive $7,500 from the program. It has been recorded as a reduction of General and Administrative Expense.